================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  December 9, 2003
(Date of earliest event reported)

Commission File No. 333-105940

                                   ----------

                    Banc of America Mortgage Securities, Inc.
--------------------------------------------------------------------------------

         Delaware                                       36-4514369
--------------------------------------------------------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)

 201 North Tryon Street, Charlotte, North Carolina             28255
--------------------------------------------------------------------------------
     Address of principal executive offices                  (Zip Code)

                                  (704) 387-8239
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

================================================================================

ITEM 5.   Other Events
          ------------

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits
        ---------------------------------
        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
------------------                      --------------------------------
       (99)                             Collateral Term Sheets
                                        prepared by Banc of America
                                        Securities LLC in connection
                                        with Banc of America Mortgage
                                        Securities, Inc., Mortgage Pass-
                                        Through Certificates, Series
                                        2003-10

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANC OF AMERICA MORTGAGE
                                        SECURITIES, INC.


December 9, 2003


                                        By:  /s/  Judy Lowman
                                             -----------------------------------
                                             Judy Lowman
                                             Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                          Paper (P) or
Exhibit No.       Description                             Electronic (E)
--------------    ------------------------------------    ----------------------

   (99)           Collateral Terms Sheets                 E
                  prepared by Banc of America
                  Securities LLC in connection
                  with Banc of America Mortgage
                  Securities, Inc., Mortgage Pass-
                  Through Certificates, Series 2003-10